SUP-0125-1214

ALLIANCEBERNSTEIN BOND FUND, INC.

AllianceBernstein Bond Inflation Strategy

(the “Strategy”)

Supplement dated December 12, 2014 to the Prospectus dated January 31, 2014 of the AllianceBernstein Inflation Strategies offering Class A, Class C, Class R, Class K, Class I and Advisor Class shares of the Strategy (the “Prospectus”).

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The following supplements certain information in the Summary section of the Strategy’s Prospectus to reflect the addition of Class Z shares to the Strategy’s existing share classes.

Shareholder Fees (fees paid directly from your investment)

Class Z Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None
Exchange Fee	None

Annual Strategy Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class Z
Management Fees	.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses:
Transfer Agent	.02%
Interest Expense	.02%
Other Expenses	.12%

Total Other Expenses(a)	.16%

Total Annual Strategy Operating Expenses Including Interest Expense Before Waiver	.66%

Fee Waiver and/or Expense Reimbursement(b)	(.14)%

Total Annual Strategy Operating Expenses Including Interest Expense After Fee Waiver and/or Expense Reimbursement(c)	.52%

(a)	Total Other Expenses are based on estimated amounts for the current fiscal year.
(b)	The fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2016 and will be automatically extended for one-year terms unless the Adviser provides notice of termination 60 days prior to that date.
(c)	If interest expense were excluded, net expenses would be as follows:

Class Z
.50%

Examples

The Examples are intended to help you compare the cost of investing in the Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in Class Z shares of the Strategy for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Strategy’s operating expenses stay the same and that the fee waiver is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class Z
After 1 Year	$53
After 3 Years	$197
After 5 Years	$354
After 10 Years	$809

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The following supplements certain information in the Bar Chart and Performance section of the Strategy’s Prospectus to reflect the addition of Class Z shares to the Strategy’s existing share classes.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Strategy by showing:

•	how the Strategy’s performance changed from year to year over the life of the Strategy; and

•	how the Strategy’s average annual returns for one year and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the Strategy’s website at www.AllianceBernstein.com (click on “Individuals — U.S.” then “Products & Performance”).

The Strategy’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

The annual returns in the bar chart are for the Strategy’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2014, the year-to-date unannualized return for Class A shares was 2.50%.

During the period shown in the bar chart, the Strategy’s:

Best Quarter was up 2.68%, 2nd quarter, 2011; and Worst Quarter was down -6.20%, 2nd quarter, 2013.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2013)

		1 Year	Since Inception(a)
Class A(b)	Return Before Taxes	-9.96%	1.94%
	Return After Taxes on Distributions	-10.17%	1.40%
	Return After Taxes on Distributions and Sale of Strategy Shares	-5.63%	1.30%
Class Z(c)	Return Before Taxes	-5.71%	3.37%
Barclays Capital TIPS 1-10 Year Index (reflects no deduction for fees, taxes or expenses)		-5.58%	2.95%
(a)	Since inception date for Class A shares: 01/26/2010 and for Class Z shares: 12/11/2014.
(b)	After-tax returns:
-	Are shown for Class A shares only and will vary for Class Z shares because these Classes have different expense ratios;
-	Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and
-	Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(c)	Performance information for periods prior to the inception of Class Z shares is the performance of the Strategy’s Class A shares adjusted to reflect the lower expense ratio of Class Z shares. Performance information for Class A shares includes a 4.25% initial sales charge.

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The following supplements certain information in the “Investing in the Strategies — How to Buy Shares” section of the Strategy’s Prospectus.

Class Z shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Strategy (“group retirement plans”).

Class Z shares are also available to certain AllianceBernstein-sponsored group retirement plans. Class Z shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans.

Class Z shares are also available to certain institutional clients of the Adviser who invest at least $2,000,000 in the Strategy.

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This Supplement should be read in conjunction with the Prospectus for the Strategy.

You should retain this Supplement with your Prospectus for future reference.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SUP-0125-1214